UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

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MOTOS AMERICA INC

(Exact name of registrant as specified in its charter)

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Nevada	000-52879	39-2060052
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

510 South 200 West, Suite 110

Salt Lake City, Utah 84101

(Address of principal executive offices)

801 386 6700

(Issuer’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares .001 Par Value	WECT-D	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses.  Such forward-looking statements include, among others, those statements including the words "expects," "anticipates," "intends," "believes" and similar language.  Our actual results may differ significantly from those projected in the forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this document.

Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

All references in this Form 8-K to the "Company," "we," "us" or "our" are to Motos America Inc. on a consolidated basis.

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

FINRA has processed a pending corporate action filed on by the Company. As a result of such action the following changes will affect the shareholders with a Market Effective Date of June 16, 2022:

i)	The shares of common stock of the company will be reverse split 1 share for each 300 shares previously issued.
ii)	A new CUSIP number has been assigned to the post-split shares: 94846P204
iii)	An interim ticker symbol has been assigned to these post-split shares: WECT-D
iv)	A new ticker symbol will be effective 20 business days from the effective date: MTAM

A Press Release outlining these changes is attached hereto and made part hereof.

CORPORATE HISTORY

General

The Company was incorporated under the laws of the State of Nevada on April 25, 2007 under the name “Contact Minerals Corp.” The Company’s securities traded under the symbol “CNTM” and later “CNTM” after a 2-for-1 forward split in February of 2009.

From the date of incorporation until the summer of 2017, the Company was an exploration stage company, engaged in the acquisition and exploration of mineral properties. The Company was also a “shell company” with no meaningful assets or operations that attempted to identify and merge with an operating company. The Company’s principal business address was in Vancouver, BC, Canada, and the Company was directed by Kerry McCullagh, who served as Director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer, along with his father William McCullagh and Alex Langer who also served as Directors.

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Effective August 29, 2017, the Company and Kerry McCullagh entered into a stock purchase agreement with Shiong Han Wee and Kwueh Lin Wong. Under the terms of the Stock Purchase Agreement Messrs. Wee and Wong agreed to purchase 7,000,000 shares from the Seller and 78,770,000 shares from the Company. As result of this transaction, a total of 94,440,000 shares of Common Stock of the Company were issued and outstanding, of which approximately 90% were controlled directly by the Messrs. Wee and Wong.

Upon the consummation of the sale the executive officers and directors resigned from all of their positions with the Company, and Messrs. Wee and Wong were appointed to take their place.

Effective November 6, 2017, the Company changed its name to “WECONNECT Tech International, Inc.” and its trading symbol to “WECT.” The principal business office moved to Malaysia.

Effective June 8, 2018, the Company acquired 99.662% of the issued and outstanding securities MIG Mobile Tech Berhad (“MTT”), a payment-solution provider, and the Company entered into the payment solution business with a focus on users located in Malaysia.

The Company was never able to profitably operate the MTT business. The Company incurred a net operating loss of $1,103,166 for the year ended July 31, 2020, and an accumulated deficit of $7,638,503 as of July 31, 2020.

On June 20, 2021, the Company and Mr. Ng Chee Chun entered into a Share Sale Agreement to sell the shares of MTT held by the Corporation for di minimus consideration.

On September 27, 2021, the Company and certain other sellers of shares including Mr. Shiong Han Wee, director of the company, entered into a Sale and Purchase Agreement pursuant to which an aggregate of 436,482,690 shares of common stock of the Company and 10,000,000 shares of Series A Preferred Convertible Stock was sold. The Preferred Stock was issued to Mr. Shiong Han Wee as payment in full of all amounts owed by the Company to Mr. Wee, prior to the sale.

After this transaction, Mr. Vance Harrison became the beneficial owner of the common shares and Convertible Preferred Stock, together constituting approximately 91% of the issued and outstanding common stock of the Company (as determined on an as-converted basis).

Pursuant to the terms of the Stock Purchase Agreement, the Board appointed the following individuals to serve in the offices set forth next to their names:

Name	Title
Vance Harrison	Chief Executive Officer, President and Director
Terina Liddiard	Chief Financial Officer, Secretary and Director
Taylor Brody	Chief Marketing Officer and Director

All previous board members resigned from their positions with the Company.

In November, 2021 the Company filed Articles of Amendment with the State of Nevada whereby it changed its name to “Motos America Inc.” Concurrent with the name change, the Company adopted a new business model.

The Company considers itself as a lifestyle company. The Company buys and operates BMW Motorcycles, Triumph Motorcycles and Ducati Motorcycles dealerships. These brands are not sold as practical transportation; instead they are luxury items that buyers consume as part of a more exclusive lifestyle choice. In the view of the Company, this industry is ripe for consolidation. This industry disruption is similar to what has occurred in the automotive dealership niche. The Company believes that consolidation in this niche will invite the same advantages of scale associated with auto-dealer consolidations, namely better operating results flowing from professional management, branding and marketing opportunities, and volume purchasing. As of the date of the Memorandum, the Company has acquired 4 dealerships, and has a Letter of Intent to acquire 3 more. In addition, the Company is in the process of developing a new “open point” dealership in Atlanta, GA.

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Since November 2021, and under what the Company believes to be exemptions from the registration requirements of the Securities and Exchange Act of 1934, as amended, the Company has raised approximately $5 million USD from private investors in the form of equity and convertible debt. This private placement of securities was terminated on or about the 18th day of April, 2022. The Company anticipates raising an additional $40 Million to accomplish the Company’s short-term-objective of owning 45 dealerships within 3 years.

In February 2022, Kris Odwarka became the President of the Company. Mr. Vance Harrison, who he replaced in this office, continued with the Company as its Chief Executive Officer, and as a member of the Board of Directors. Mr. Odwarka brings a wealth of experience in the Powersports industry to the Company. Over a 29-year span he has worked in various roles with European motorcycle and automotive manufacturers, including serving as the Vice President for North America of BMW Motorrad, and as the President of Husqvarna USA.

In March of 2022 the Company completed the purchase of its 3 motorcycle dealerships in Oregon and one dealership in Nashville, TN.

BMW Motorcycles of Nashville

288 White Bridge Pike

Nashville, TN 37209

BMW Motorcycles of Eugene

2891 W 11th Ave

Eugene, OR 97402

BMW Motorcycles of Portland

12010 SW Garden Pl

Tigard, OR 97223

Triumph Portland

13705 SW Farmington Rd

Beaverton, OR 97005

The Company intends to purchase additional BMW, Triumph, and Ducati motorcycle dealerships across the U.S. as they become available, and as Company resources allow.

In June, 2022, two new independent directors were elected to serve on the Board of Directors, Jennifer Danielson, age 50 and Brent L. Brown, age 62. These two were additions to the Board, joining Vance Harrison, age 48 and Terina Liddiard, age 53 who are both officers and employees of the Company, and Taylor Brody, age 29 who is independent from the Company, but a service provider thereto.

The board of directors as presently constituted:

Name	Age	Position
Vance Harrison	48	Chief Executive Officer, President and Director
Terina Liddiard	53	Chief Financial Officer, Secretary/Treasurer Director
Taylor Brody	29	Director
Jennifer Danielson	55	Director
Brent L. Brown	62	Director

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Motos America Inc.

By	/s/ Vance B. Harrison
Name: Vance B. Harrison Title: Chief Executive Officer

Date:  June 17, 2022

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